UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 4, 2012

PUMA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52811	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 4, 2012, the Board of Directors (the “Board”) of Puma Biotechnology, Inc., a Delaware corporation (the “Company”), amended and restated the Company’s Corporate Code of Ethics and Conduct (the “Code”), which governs the conduct of all officers, directors and employees of the Company, with the Puma Biotechnology, Inc. Code of Business Conduct and Ethics (the “Amended Code”).

The Amended Code applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and contains the general guidelines for conducting the business of the Company consistent with the highest standards of business ethics. The overall purpose of amending and restating the Code was to generally update the Code, to make changes in language, appearance and style to improve its clarity and readability and to enhance the understanding of Company personnel of the Company’s standards of ethical business practices. The amendments include additional provisions relating to compliance with the Federal Food, Drug, and Cosmetic Act and dealings with the U.S. Food and Drug Administration, compliance with Regulation FD, professional and personal use of social media, the Company’s commitment to providing a safe and healthy work environment, and the Company’s employment practices regarding harassment and discrimination, alcohol, drugs and violence prevention.

The foregoing summary of the nature of the amendments to the Code is qualified in its entirety by reference to the full text of the Amended Code, a copy of which has been posted to the Company’s website at www.pumabiotechnology.com.

Item 8.01	Other Events.

The Company has scheduled its 2012 annual meeting of stockholders (the “Annual Meeting”) for Wednesday, June 13, 2012, at 1:00 p.m. local time, at the Luxe Sunset Boulevard Hotel in Los Angeles, California. The record date for determining owners of record of the Company’s common stock entitled to notice of, and to vote at, the meeting will be the close of business on Monday, April 16, 2012.

If a stockholder of the Company intends to nominate a person for election to the Company’s Board of Directors or propose other business for action at the Annual Meeting (including a proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), the stockholder must deliver a notice of such nomination or proposal to the Company by no later than the close of business on April 23, 2012, which the Company believes is a reasonable time before it will print and send its proxy materials for the Annual Meeting. Any such stockholder nomination or proposal must comply with the requirements of Rule 14a-8. The notice should be addressed in writing to Puma Biotechnology, Inc., 10880 Wilshire Boulevard, Suite 2150, Los Angeles, California 90024, Attention: Corporate Secretary. Any stockholder nomination or proposal received after April 23, 2012 will be considered untimely and will not be included in our proxy materials for the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: April 9, 2012	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
President and Chief Executive Officer